                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K




                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) June 28, 1994


                       SPELLING ENTERTAINMENT GROUP INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




                                    Florida
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)





               1-6739                               59-0862100
               ------                               ----------
             (Commission                           (IRS Employer
             File Number)                       Identification No.)



        5700 Wilshire Boulevard
        Los Angeles, California                          90036
 --------------------------------------                  -----
(Address of principal executive offices)               (Zip Code)



      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (213) 965-5700

                                     N.A.
         -------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 5.  OTHER EVENTS.


      On June 28, 1994, Spelling Entertainment Group Inc. (the "Registrant") entered into a letter agreement (the "Letter Agreement") with Blockbuster Entertainment Corporation ("BEC") in which the Registrant and BEC have agreed in principle to an exchange transaction (the "Exchange") in which BEC will deliver to the Registrant 7,168,702 ordinary shares, [Pounds] 0.008 par value per share ("Ordinary Shares"), of Virgin Interactive Entertainment plc ("VIE") and options to acquire 550,000 Ordinary Shares in exchange for the delivery by the Registrant to BEC of shares of its common stock, par value $.10 per share, upon the terms set forth in the Letter Agreement.

      Consummation of the Exchange requires, among other things, the negotiation, execution and delivery of a definitive exchange agreement between the Registrant and BEC, receipt by the Registrant of a fairness opinion from its financial advisor, approval of a majority of the disinterested directors of the Registrant and consummation of certain transactions between BEC and certain shareholders of VIE.

      The description herein of the Letter Agreement is qualified in its entirety by reference to copies of the Letter Agreement and the Press Release, dated June 29, 1994, copies of which are attached hereto as Exhibits 99.1 and 99.2, respectively, and which are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

      The Exhibits to this Report are listed in the Exhibit Index set forth elsewhere herein.
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                                   SIGNATURES


      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SPELLING ENTERTAINMENT GROUP INC.




                                   By:  /s/ Thomas P. Carson
                                      ---------------------------------------
                                         Thomas P. Carson
                                         Senior Vice President and
                                         Chief Financial Officer




Date:  June 29, 1994
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                       SPELLING ENTERTAINMENT GROUP INC.

                                 EXHIBIT INDEX


     Number and                                                     Sequential
Description of Exhibit                                              Page Number
- - ----------------------                                              -----------

      1.    None

      2.    None

      4.    None

      16.   None

      17.   None

      20.   None

      23.   None

      24.   None

      27.   None

      99.1 Letter Agreement, dated as of June 28, 1994, by and among Blockbuster Entertainment Corporation and Spelling Entertainment Group Inc.

      99.2  Press Release, dated June 29, 1994.